UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2013

KVH Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware		0-28082
(State or Other Jurisdiction of Incorporation)		(Commission File Number)

05-0420589
(IRS Employer Identification No.)

50 Enterprise Center Middletown, RI	02842
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 847-3327

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 14, 2013, KVH Industries, Inc. (“KVH”) filed a Current Report on Form 8-K reporting that it had completed the acquisition of Headland Media Limited (“Headland”), a media and entertainment service company based in the United Kingdom.

This Form 8-K/A amends the Form 8-K filed on May 14, 2013, to include Headland’s audited consolidated financial statements as of December 31, 2012, and for the year then ended as required by Item 9.01(a) of Form 8-K, and the unaudited pro forma combined consolidated financial information related to the Headland acquisition required by Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Headland audited consolidated financial statements as of December 31, 2012, and for the year then ended and accompanying notes, are attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference to this Form 8-K/A.

The consent of KPMG LLP, Headland’s independent auditor, is attached as Exhibit 23.1 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The following unaudited pro forma combined consolidated financial information related to KVH’s acquisition of Headland is attached as Exhibit 99.2 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

(i)	Unaudited Pro Forma Combined Consolidated Statement of Operations for the three months ended March 31, 2013;

(ii)	Unaudited Pro Forma Combined Consolidated Statement of Operations for the year ended December 31, 2012;

(iii)	Unaudited Pro Forma Combined Consolidated Balance Sheet as of March 31, 2013; and

(iv)	Notes to Unaudited Pro Forma Combined Consolidated Financial Information.

(c) Not applicable.

(d) Exhibits.

23.1	Consent of KPMG LLP

99.1	Headland’s Audited Consolidated Financial Statements as of December 31, 2012 and for the year then ended

99.2	Unaudited Pro Forma Combined Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KVH INDUSTRIES, INC.

Date: July 23, 2013	BY:	/s/ PETER A. RENDALL
Peter A. Rendall Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	Headland’s Audited Consolidated Financial Statements as of December 31, 2012 and for the year then ended

99.2	Unaudited Pro Forma Combined Consolidated Financial Information